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                                  EXHIBIT (23)


CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
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We consent to the incorporation by reference in the following documents of our reports dated August 9, 2005, relating to the financial statements and management's report on the effectiveness of internal control over financial reporting, incorporated by reference in the Annual Report on Form 10-K of The Procter & Gamble Company for the year ended June 30, 2005.

      1. Amendment No. 1 on Form S-8 Registration Statement No. 33-31855 on Form S-4 (now S-8) for the 1982 Noxell Employees' Stock Option Plan and the 1984 Noxell Employees' Stock Option Plan;

      2. Post Effective Amendment No. 1 to Registration Statement No. 33-49289 on Form S-8 for The Procter & Gamble 1992 Stock Plan;

      3. Registration Statement No. 33-47656 on Form S-8 for The Procter & Gamble International Stock Ownership Plan;

      4. Registration Statement No. 33-50273 on Form S-8 for The Procter & Gamble Commercial Company Employees' Savings Plan;

      5. Registration Statement No. 33-51469 on Form S-8 for The Procter & Gamble 1993 Non-Employee Directors' Stock Plan;

      6. Registration Statement No. 333-05715 on Form S-8 for The Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan;

      7. Post-Effective Amendment No. 2 to Registration Statement No. 33-59257 on Form S-3 for The Procter & Gamble Shareholder Investment Program;

      8. Registration Statement No. 333-14381 on Form S-8 for Profit Sharing Retirement Plan of The Procter & Gamble Commercial Company;

      9. Registration Statement No. 333-14397 on Form S-8 for Procter & Gamble Subsidiaries Savings Plan;

     10. Registration Statement No. 333-21783 on Form S-8 for The Procter & Gamble 1992 Stock Plan (Belgian Version);

     11. Registration Statement No. 333-37905 on Form S-8 for The Procter & Gamble Future Shares Plan;

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      12.   Registration Statement No. 333-51213 on Form S-8 for Group Profit
            Sharing, Incentive, and Employer Contribution Plan (France);

      13. Registration Statement No. 333-51219 on Form S-8 for Procter & Gamble Ireland Employees Share Ownership Plan;

      14. Registration Statement No. 333-51221 on Form S-8 for Employee Stock Purchase Plan (Japan);

      15. Registration Statement No. 333-51223 on Form S-8 for Savings and Thrift Plan (Saudi Arabia);

      16. Registration Statement No. 333-34606 on Form S-8 for The Procter & Gamble Future Shares Plan;

      17. Registration Statement No. 333-40264 on Form S-8 for Savings and Thrift Plan Saudi Arabia;

      18. Registration Statement No. 333-44034 on Form S-8 for The Procter & Gamble International Stock Ownership Plan;

      19. Registration Statement No. 333-47132 on Form S-8 for Employee Stock Purchase Plan (Japan);

      20. Registration Statement No. 333-49764 on Form S-3 for The Procter & Gamble U.K. Share Investment Scheme;

      21. Registration Statement No. 333-75030 on Form S-8 for The Procter & Gamble 2001 Stock and Incentive Compensation Plan;

      22. Registration Statement No. 333-100561 on Form S-8 for The Procter & Gamble (U.K.) 1-4-1 Plan;

      23. Registration Statement No. 333-108753 on Form S-8 for The Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan;

      24. Registration Statement No. 333-108991 on Form S-8 for The Procter & Gamble 1992 Stock Plan (Belgian Version);

      25. Registration Statement No. 333-108992 on Form S-8 for Savings and Thrift Plan (Saudi Arabia);

      26. Registration Statement No. 333-108993 on Form S-8 for Employee Stock Purchase Plan (Japan);

      27. Registration Statement No. 333-108994 on Form S-8 for Procter & Gamble Ireland Employees Share Plan;

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      28.   Registration Statement No. 333-108995 on Form S-8 for Group Profit
            Sharing, Incentive, and Employer Contribution Plan (France);

      29. Registration Statement No. 333-108997 on Form S-8 for The Procter & Gamble International Stock Ownership Plan;

      30. Registration Statement No. 333-108998 on Form S-8 for The Procter & Gamble 1993 Non-Employee Directors' Stock Plan;

      31. Registration Statement No. 333-108999 on Form S-8 for The Procter & Gamble 1992 Stock Plan;

      32. Registration Statement No. 333-111304 on Form S-8 for The Procter & Gamble 2003 Non-Employee Directors' Stock Plan;

      33. Registration Statement No. 333-111305 on Form S-8 for The Procter & Gamble U.K. Share Investment Scheme;

      34. Amendment No. 1 to Registration Statement No. 333-113515 on Form S-3 for The Procter & Gamble Company Debt Securities and Warrants;

      35. Amendment No. 3 to Registration Statement No. 333-123309 on Form S-4 for the Procter & Gamble Company; and



DELOITTE & TOUCHE LLP
------------------------
Deloitte & Touche LLP

Cincinnati, Ohio
August 29, 2005